AMD FINANCIAL RESULTS Fourth Quarter and Full Year 2023 January 30, 2024

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202422 CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD), such as the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD being uniquely positioned in AI; AMD’s expected first quarter 2024 financial outlook, including revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP tax rate and diluted share count; expected AMD Instinct™ GPU demand and 2024 product ramp in the AI market; AMD’s large and compelling TAM; AMD’s ability to expand Data Center and AI leadership; and AMD’s ability to drive long-term shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; economic uncertainty; cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; loss of a significant customer; impact of the COVID-19 pandemic on AMD’s business, financial condition and results of operations; competitive markets in which AMD’s products are sold; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with expected features and performance levels; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyber-attacks; potential difficulties in operating AMD’s newly upgraded enterprise resource planning system; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software, memory and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of government actions and regulations such as export regulations, tariffs and trade protection measures; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals-related provisions and other laws or regulations; impact of acquisitions, joint ventures and/or investments on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of the combined company’s assets; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit facility; AMD's indebtedness; AMD's ability to generate sufficient cash to meet its working capital requirements or generate sufficient revenue and operating cash flow to make all of its planned R&D or strategic investments; political, legal and economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain qualified personnel; and AMD’s stock price volatility. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal year 2023, AMD used a non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin and operating expenses. These forward-looking non-GAAP measures are based on current expectations as of January 30, 2024, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202433 Expanding Customer & Partner Ecosystem Data Center and AI Growth Strong Financial Foundation Leadership Product Portfolio OUR JOURNEY

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202444 OUR LEADERSHIP TECHNOLOGY Software Enablement Open-source software optimized for performance across heterogenous solutions Data Center Leadership Delivering innovation in AI, cloud, enterprise and accelerated computing Advanced Technology Driving leadership process technology and 3D chiplet packaging Broad IP Portfolio Executing leadership CPU, GPU, DPU, FPGA, Adaptive SoC and AI products

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202455 OUR LEADERSHIP PRODUCTS Embedded Leadership FPGAs, Adaptive SoCs and SoMs, and embedded CPUs and GPUs for a broad set of markets Gaming Top-to-bottom desktop and notebook GPUs, game console and semi-custom SoCs Client Powerful and efficient CPUs and APUs for notebook and desktop PCs and commercial workstations Data Center Broad portfolio of data center and AI solutions with server CPUs, GPUs, FPGAs, DPUs and Adaptive SoCs

AMD IS UNIQUELY POSITIONED IN AI ADVANCING END-TO-END AI INFRASTRUCTURE 6 AMD Instinct™ MI300X Accelerators Leadership accelerator for generative AI, LLMs and inferencing AMD Instinct MI300 Accelerators 4th Gen AMD EPYC™ Processors Broad ecosystem of OEM and solution partners Cloud Enterprise Embedded Versal™ AI Edge Zynq™ MPSoC Adaptive SoC + AI for Embedded Embedded AMD Instinct MI300A Accelerators World’s first data center APU for HPC and AI HPC AMD Ryzen™ 8040 Mobile Processors with Ryzen AI Technology leadership with upgraded on-die AI neural processing unit (NPU) PC Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 2024

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 2024 AI Software Ecosystem and InnovatorsROCm™ 6 Open Software Ecosystem for AI and HPC Broad AI Solutions Ecosystem MI300X AMD Instinct™ In Volume Production Powering LLNL El Capitan MI300A AMD Instinct™ In Volume Production LEADERSHIP DATA CENTER ACCELERATORS 7

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 20248 REVENUE FY 2023 ▪ Revenue of $22.7 billion decreased 4% y/y ▪ Growth in Embedded and Data Center segment revenue was more than offset by lower Client and Gaming segment revenue $23.6B $22.7B FY 2022 FY 2023

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 20249 REVENUE Q4 2023 ▪ Revenue of $6.2 billion increased 10% y/y ▪ Growth in Data Center and Client segment revenue was partially offset by lower Embedded and Gaming segment revenue $5.6B $6.2B Q4 2022 Q4 2023

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202410 GROSS MARGIN FY 2023 1. See Appendices for GAAP to Non-GAAP reconciliation ▪ Non-GAAP gross margin decrease primarily due to lower Client segment revenue and product mix, partially offset by higher Embedded segment revenue Non-GAAP1 45% 46% FY 2022 FY 2023 GAAP ▪ GAAP gross margin increase primarily driven by higher Embedded segment revenue, lower amortization of acquisition-related intangible assets, partially offset by lower Client segment revenue and product mix 52% 50% FY 2022 FY 2023

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202411 GROSS MARGIN Q4 2023 1. See Appendices for GAAP to Non-GAAP reconciliation ▪ Non-GAAP gross margin flat with higher revenue contribution from Data Center and Client segments offset by lower Embedded segment revenue Non-GAAP1 43% 47% Q4 2022 Q4 2023 GAAP ▪ GAAP gross margin increase driven by higher revenue contribution from Data Center and Client segment revenue, lower amortization of acquisition-related intangible assets, partially offset by lower Embedded segment revenue 51% 51% Q4 2022 Q4 2023

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202412 FY 2022 FY 2023 $1.3B $0.4B OPERATING INCOME FY 2023 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $6.3B $4.9B FY 2022 FY 2023 ▪ GAAP operating income decreased y/y primarily due to lower Client segment performance, increased R&D investments, partially offset by lower amortization of acquisition-related intangible assets ▪ Non-GAAP operating income decreased primarily due to lower Client segment performance and increased R&D investments

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202413 Q4 2022 Q4 2023 $(0.1)B $0.3B OPERATING INCOME (LOSS) Q4 2023 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP1 $1.3B $1.4B Q4 2022 Q4 2023 ▪ GAAP operating income driven by higher Data Center and Client segment revenue and lower amortization of acquisition-related intangible assets, partially offset by increased R&D and marketing investments ▪ Non-GAAP operating income up y/y with higher Data Center and Client segment revenue, partially offset by increased R&D and marketing investments

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202414 $3.50 $2.65 FY 2022 FY 2023 EARNINGS PER SHARE 1 FY 2023 1. Earnings Per Share (EPS) = Diluted earnings per share; see Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP ▪ GAAP net income of $854 million, down 35% y/y ▪ GAAP EPS of $0.53, down 37% y/y, primarily due to lower Client segment performance, increased R&D investments, partially offset by lower amortization of acquisition-related intangible assets $0.84 $0.53 FY 2022 FY 2023 ▪ Non-GAAP net income of $4.3 billion, down 22% y/y ▪ Non-GAAP EPS of $2.65, down 24% y/y, primarily due to lower Client segment performance and increased R&D investments

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202415 $0.69 $0.77 Q4 2022 Q4 2023 EARNINGS PER SHARE 1 Q4 2023 1. Earnings Per Share (EPS) = Diluted earnings per share; see Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP ▪ GAAP net income of $667 million ▪ GAAP EPS of $0.41 driven by higher Data Center and Client segment revenue and lower amortization of acquisition-related intangible assets, partially offset by increased R&D and marketing investments $0.01 $0.41 Q4 2022 Q4 2023 ▪ Non-GAAP net income of $1.2 billion, up 12% y/y ▪ Non-GAAP EPS of $0.77, up 12% y/y, primarily driven by higher Data Center and Client segment revenue, partially offset by increased R&D and marketing investments

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202416 ($ in millions, except per share data) 2023 2022 Y/Y Revenue $22,680 $23,601 Down 4% Gross Profit $10,460 $10,603 Down 1% Gross Margin 46% 45% Up 1 ppt Operating Expenses $10,093 $9,441 Up 7% Operating Expense/Revenue % 45% 40% Up 5 ppts Operating Income $401 $1,264 Down 68% Operating Margin 2% 5% Down 3 ppts Net Income $854 $1,320 Down 35% Earnings Per Share1 $0.53 $0.84 Down 37% FY 2023 SUMMARY P&L | GAAP 1. Earnings Per Share (EPS) = Diluted earnings per share; see Appendices for GAAP to Non-GAAP reconciliation

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202417 ($ in millions, except per share data) 2023 2022 Y/Y Revenue $22,680 $23,601 Down 4% Gross Profit $11,436 $12,273 Down 7% Gross Margin 50% 52% Down 2 ppts Operating Expenses $6,616 $6,030 Up 10% Operating Expense/Revenue % 29% 26% Up 3 ppts Operating Income $4,854 $6,345 Down 23% Operating Margin 21% 27% Down 6 ppts Net Income $4,302 $5,504 Down 22% Earnings Per Share1 $2.65 $3.50 Down 24% FY 2023 SUMMARY P&L | NON-GAAP 1 1. Earnings Per Share (EPS) = Diluted earnings per share; see Appendices for GAAP to Non-GAAP reconciliation

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202418 ($ in millions, except per share data) Q4’23 Q4’22 Y/Y Q3’23 Q/Q Revenue $6,168 $5,599 Up 10% $5,800 Up 6% Gross Profit $2,911 $2,403 Up 21% $2,747 Up 6% Gross Margin 47% 43% Up 4 ppts 47% Flat Operating Expenses $2,575 $2,557 Flat $2,533 Up 2% Operating Expense/Revenue % 42% 46% Down 4 ppts 44% Down 2 ppts Operating Income (Loss) $342 $(149) Up 330% $224 Up 53% Operating Margin 6% (3)% Up 9 ppts 4% Up 2 ppts Net Income $667 $21 Up 3,076% $299 Up 123% Earnings Per Share1 $0.41 $0.01 Up 4,000% $0.18 Up 128% Q4 2023 SUMMARY P&L | GAAP 1. Earnings Per Share (EPS) = Diluted earnings per share; see Appendices for GAAP to Non-GAAP reconciliation

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202419 ($ in millions, except per share data) Q4’23 Q4’22 Y/Y Q3’23 Q/Q Revenue $6,168 $5,599 Up 10% $5,800 Up 6% Gross Profit $3,133 $2,859 Up 10% $2,963 Up 6% Gross Margin 51% 51% Flat 51% Flat Operating Expenses $1,727 $1,602 Up 8% $1,697 Up 2% Operating Expense/Revenue % 28% 29% Down 1 ppt 29% Down 1 ppt Operating Income $1,412 $1,262 Up 12% $1,276 Up 11% Operating Margin 23% 23% Flat 22% Up 1 ppt Net Income $1,249 $1,113 Up 12% $1,135 Up 10% Earnings Per Share1 $0.77 $0.69 Up 12% $0.70 Up 10% Q4 2023 SUMMARY P&L | NON-GAAP 1 1. Earnings Per Share (EPS) = Diluted earnings per share; see Appendices for GAAP to Non-GAAP reconciliation

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202420 $5.6 $5.4 $5.4 $5.8 $6.2 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 REVENUE ($ in Billions)

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202421 43% 44% 46% 47% 47% Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 GROSS MARGIN (GAAP)

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202422 51% 50% 50% 51% 51% Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 GROSS MARGIN (Non-GAAP)1 1. See Appendices for GAAP to Non-GAAP reconciliation.

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202423 $0.01 $(0.09) $0.02 $0.18 $0.41 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 EARNINGS (LOSS) PER SHARE 1 (GAAP) 1. Earnings Per Share (EPS) = Diluted earnings per share except for Q1’23 for which basic shares were used

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202424 $0.69 $0.60 $0.58 $0.70 $0.77 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 EARNINGS PER SHARE (Non-GAAP)1 1. See Appendices for GAAP to Non-GAAP reconciliation; Earnings Per Share (EPS) = Diluted earnings per share

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202425 Q4 2023 SUMMARY BALANCE SHEET ITEMS ($ in millions) Q4’23 Q3’23 Q/Q Cash, Cash Equivalents and Short-term Investments $5,773 $5,785 Flat Accounts Receivable, Net $5,376 $5,054 Up 6% Inventories $4,351 $4,445 Down 2% Total Debt $2,468 $2,467 Flat

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202426 FY 2023 SEGMENT RESULTS ($ in millions) 2023 2022 Y/Y Data Center Net Revenue $6,496 $6,043 Up 7% Operating Income $1,267 $1,848 Down 31% Client Net Revenue $4,651 $6,201 Down 25% Operating Income (Loss) ($46) $1,190 Down 104% Gaming Net Revenue $6,212 $6,805 Down 9% Operating Income $971 $953 Up 2% Embedded Net Revenue $5,321 $4,552 Up 17% Operating Income $2,628 $2,252 Up 17%

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202427 Q4 2023 SEGMENT RESULTS ($ in millions) Q4’23 Q4’22 Y/Y Q3’23 Q/Q Data Center Net Revenue $2,282 $1,655 Up 38% $1,598 Up 43% Operating Income $666 $444 Up 50% $306 Up 118% Client Net Revenue $1,461 $903 Up 62% $1,453 Flat Operating Income (Loss) $55 ($152) Up 136% $140 Down 61% Gaming Net Revenue $1,368 $1,644 Down 17% $1,506 Down 9% Operating Income $224 $266 Down 16% $208 Up 8% Embedded Net Revenue $1,057 $1,397 Down 24% $1,243 Down 15% Operating Income $461 $699 Down 34% $612 Down 25%

DATA CENTER SEGMENT Q4 2023

Revenue


$1.7B
$2.3B
Q4 2022
Q4 2023

Revenue

$2.3 Billion

Up 38% y/y

Strong growth in both AMD Instinct GPUs and 4th Gen AMD EPYC CPU sales

Operating Margin


27%
29%
Q4 2022
Q4 2023

Operating Income

$666 Million

vs. $444 Million a year ago

Primarily due to operating leverage driven by higher revenue

AMD EPYC | AMD INSTINCT | AMD XILINX | AMD PENSANDO

Strategic Highlights

- Announced availability of AMD Instinct MI300X GPU with leadership generative AI performance and AMD Instinct MI300A APU for HPC
- Microsoft, Meta, Oracle, and other cloud providers announced MI300X deployments; Dell Technologies, HPE, Lenovo, Supermicro and others announced new AMD Instinct MI300 enterprise and HPC platforms
- Unveiled open-source ROCm™ 6 software stack optimized for generative AI
- Over 800 AMD EPYC CPU-based public cloud instances now available
- AMD processors power 140 supercomputers in Top500 supercomputer list, and 8 of top 10 in Green500 list of most energy-efficient supercomputers

28 Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 2024

CLIENT SEGMENT Q4 2023

Revenue


$0.9B
$1.5B
Q4 2022
Q4 2023

Revenue

$1.5 Billion

Up 62% y/y

Primarily driven by increase in AMD Ryzen 7000 Series CPU sales

Operating Margin


(17)%
4%
Q4 2022
Q4 2023

Operating Income

$55 Million

vs. $152 Million Loss a year ago

Primarily driven by higher revenue

AMD RYZEN · AMD RYZEN PRO · AMD THREADRIPPER PRO

Strategic Highlights

- Announced Ryzen 8040 Series mobile processors with an AI NPU delivering up to 60% more AI performance than Ryzen 7040
- Millions of Ryzen AI-enabled PCs have shipped from all the leading PC OEMs with Ryzen CPUs now powering more than 90% of AI-enabled PCs currently in market
- Launched AMD Ryzen 8000G CPUs, the world's first desktop PC processors with a dedicated AI NPU
- Announced next generation "Strix" processors with second generation XDNA NPU expected to deliver 3x more AI performance than Ryzen 7040 series processors

29 Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 2024

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202430 16% 16% Q4 2022 Q4 2023 GAMING SEGMENT Q4 2023 ▪ Introduced Radeon RX 7600 XT GPU, a high-performance graphics card for immersive 1080P gaming experiences ▪ Launched new open source FidelityFX Super Resolution 3 software that delivers significantly higher gaming frame rates on virtually all modern GPUs and APUs Strategic Highlights $1.6B $1.4B Q4 2022 Q4 2023 Revenue Operating Margin Revenue $1.4 Billion Down 17% y/y Operating Income $224 Million vs. $266 Million a year ago Primarily due to lower revenueLower semi-custom revenue, partially offset by increased Radeon GPU sales

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202431 EMBEDDED SEGMENT Q4 2023 ▪ Launched Versal Prime Adaptive SoCs with industry-first support for DDR5 memory and increased DSP capability compared to prior generation ▪ Launched new Versal SoC solutions bringing industry-leading AI compute capabilities and advanced safety and security features to next generation vehicles ▪ Launched Ryzen embedded processors for industrial automation, machine vision, robotics and edge server applications Strategic Highlights $1.1B Q4 2022 Q4 2023 50% 44% Q4 2022 Q4 2023 Revenue Operating Margin Revenue $1.1 Billion Down 24% y/y Primarily due to customers reducing their inventory levels Operating Income $461 Million vs. $699 Million a year ago $1.4B Primarily due to lower revenue

FINANCIAL OUTLOOK – NON-GAAP[1]

($ in millions)	Q1'24
Revenue	~$5.4 Billion, +/- $300 Million
Gross Margin	~52%
Operating Expenses	~$1.73 Billion
Effective Tax Rate	~13% of pre-tax income
Diluted Share Count[2]	~1.63 Billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of January 30, 2024, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, income tax provision, and other non-recurring items such as impairment charges and acquisition-related costs. The timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control, therefore, a reconciliation to equivalent GAAP measures is not practicable at this time.

2. Refer to Diluted Share Count overview in the Appendices

32 Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 2024

AMD
together we advance_

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 2024333 Data Center Segment Revenue Up 7% y/y, Embedded Up 17% y/y Gross Margin 46% Non-GAAP Gross Margin 50% EPS $0.53 Non-GAAP EPS $2.65 Revenue $22.7B Down 4% y/y FY 2023 SUMMARY 1 RECORD 2023 DATA CENTER AND EMBEDDED SEGMENT REVENUE 1. See Appendices for GAAP to Non-GAAP reconciliation; Earnings Per Share (EPS) = Diluted earnings per share

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 20243434 Data Center Segment Revenue $2.3B Up 38% y/y Gross Margin 47% Non-GAAP Gross Margin 51% EPS $0.41 Non-GAAP EPS $0.77 Revenue $6.2B Up 10% y/y Q4 2023 SUMMARY 1 LAUNCHED AMD INSTINCT GPUS POSITIONED FOR STRONG 2024 RAMP IN THE AI MARKET 1. See Appendices for GAAP to Non-GAAP reconciliation; Earnings Per Share (EPS) = Diluted earnings per share

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 20243535 AMD COMMITMENT TO ESG Governance Integrating corporate responsibility and governance across product design, supply chain, operations and external engagement Social Fostering a culture of diversity, belonging and inclusion, partnering with suppliers and positively impacting our communities Environmental Advancing environmental solutions in our products, supply chain and operations, while accelerating energy efficiency for IT users TOGETHER WE ADVANCE_CORPORATE RESPONSIBILITY

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 20243636 Large and Compelling TAM World-Class Execution and Focus Technology Leadership Expanding Data Center and AI Leadership Strong Balance Sheet OUR MOMENTUM DRIVING LONG-TERM SHAREHOLDER RETURNS

APPENDICES

RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN

(Millions) (Unaudited)	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	2023	2022
GAAP gross profit	$ 2,403	$ 2,359	$ 2,443	$ 2,747	$ 2,911	$ 10,460	$ 10,603
GAAP gross margin	43%	44%	46%	47%	47%	46%	45%
Stock-based compensation	9	8	10	6	6	30	29
Amortization of acquisition-related intangibles	443	305	212	210	215	942	1,448
Acquisition-related and other costs (1)	4	3	-	-	1	4	193
Non-GAAP gross profit	$ 2,859	$ 2,675	$ 2,665	$ 2,963	$ 3,133	$ 11,436	$ 12,273
Non-GAAP gross margin	51%	50%	50%	51%	51%	50%	52%

RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

(Millions) (Unaudited)	Q4'23	Q4'22	Q3'23	2023	2022
GAAP operating expenses	$ 2,575	$ 2,557	$ 2,533	$ 10,093	$ 9,441
GAAP operating expenses/revenue %	42%	46%	44%	45%	40%
Stock-based compensation	368	301	347	1,350	983
Amortization of acquisition-related intangibles	420	601	450	1,869	2,100
Acquisition-related and other costs (1)	60	53	39	258	328
Non-GAAP operating expenses	$ 1,727	$ 1,602	$ 1,697	$ 6,616	$ 6,030
Non-GAAP operating expenses/revenue %	28%	29%	29%	29%	26%

(1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges.

37 Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 2024

AMD
together we advance_

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202438 APPENDICES RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO NON-GAAP OPERATING INCOME (Millions) (Unaudited) Q4’23 Q4’22 Q3’23 2023 2022 GAAP operating income (loss) $ 342 $ (149) $ 224 $ 401 $ 1,264 GAAP operating margin 6% (3%) 4% 2% 5% Stock-based compensation 374 310 353 1,380 1,012 Amortization of acquisition-related intangibles 635 1,044 660 2,811 3,548 Acquisition-related and other costs (1) 61 57 39 262 521 Non-GAAP operating income $ 1,412 $ 1,262 $ 1,276 $ 4,854 $ 6,345 Non-GAAP operating margin 23% 23% 22% 21% 27% (1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges.

APPENDICES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) / EARNINGS (LOSS) PER SHARE(2)

(Millions, except per share data) (Unaudited)	Q4'22		Q1'23		Q2'23		Q3'23		Q4'23		2023		2022	
GAAP net income (loss) / earnings (loss) per share (2)	$ 21	$ 0.01	$ (139)	$ (0.09)	$ 27	$ 0.02	$ 299	$ 0.18	$ 667	$ 0.41	$854	$ 0.53	$ 1,320	$ 0.84
(Gains) losses on equity investments, net	5	–	(1)	–	3	–	(4)	–	1	–	(1)	–	62	0.04
Stock-based compensation	310	0.19	305	0.19	348	0.21	353	0.22	374	0.23	1,380	0.85	1,012	0.64
Equity income in investee	(3)	–	(1)	–	(6)	–	(3)	–	(6)	–	(16)	(0.01)	(14)	(0.01)
Amortization of acquisition-related intangibles	1,044	0.65	823	0.51	693	0.42	660	0.41	635	0.39	2,811	1.73	3,548	2.26
Acquisition-related and other costs (1)	57	0.04	115	0.07	47	0.03	39	0.02	61	0.04	262	0.16	521	0.33
Income tax provision	(321)	(0.20)	(132)	(0.08)	(164)	(0.10)	(209)	(0.13)	(483)	(0.30)	(988)	(0.61)	(945)	(0.60)
Non-GAAP net income / earnings per share (2)	$1,113	$ 0.69	$970	$ 0.60	$948	$ 0.58	$1,135	$ 0.70	$1,249	$ 0.77	$4,302	$ 2.65	$5,504	$ 3.50
Shares used in earnings per share calculation														
Shares used in per share calculation (GAAP)		1,618		1,611		1,627		1,629		1,628		1,625		1,571
Shares used in per share calculation (Non-GAAP)		1,618		1,618		1,627		1,629		1,628		1,625		1,571

(1) Acquisition-related and other costs primarily comprised of transaction costs, purchase price adjustments for inventory, certain compensation charges, contract termination and workforce rebalancing charges.

(2) **Earnings Per Share (EPS) = Diluted earnings per share except for Q1'23 for which basic shares were used.**

39 Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 2024

AMD
together we advance_

Q4 AND FULL YEAR 2023 FINANCIAL RESULTS – JANUARY 30, 202440 Shares (millions) (1) Q4’23 Q1’24 Actual Estimate Basic shares 1,616 1,617 Dilutive impact from employee equity grants (2) 12 14 Diluted shares 1,628 1,631 APPENDICES SHARE COUNT OVERVIEW The table above provides actual share count for Q4’23 and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q1’24. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q4’23 average stock price was $117.86. The Q4’23 average stock price of $117.86 was assumed for Q1’24 average stock price estimates.